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                                                               EXHIBIT 10(www)





                       Amendment to Employment Agreement
                                       of
                               Kenneth I. DeWitt
                        Effective as of January 1, 1997

         The following amendment to the written employment agreement dated June 23, 1995 (the "Employment Agreement") by and between Voice Powered Technology International, Inc. (the "Company") and Kenneth I. DeWitt ("Employee") is made and entered into effective as of January 1, 1997 as follows:

         1.      Reduction in
                 Base Salary:              Subject to the provisions of
                                           Paragraph 2 below, Employee's Base
                                           Salary commencing effective as of
                                           January 1, 1997 and continuing for
                                           the shorter of either (referred to
                                           as the "Reduction Period") (A) the
                                           term of Employee's employment, or
                                           (B) December 31, 1997, the cash
                                           payment of the Employee Base Salary
                                           shall be paid at the rate of the
                                           annual sum of One Hundred Thousand
                                           ($100,000) (the "Payment Rate");
                                           thereafter, the rate of payment of
                                           the Employee's Base Salary cash
                                           payment shall return to the amount
                                           otherwise provided in the Employment
                                           Agreement without regard to this
                                           Amendment.  During the Reduction
                                           Period, the difference between the
                                           Employee's Base salary and the
                                           Payment Rate ("Deferred Payment")
                                           shall be accrued on the books of the
                                           Company as a valid and owing current
                                           obligation.  The Deferred Payment
                                           shall be payable by the Company to
                                           the Employee upon expiration of the
                                           term f Employee's employment. The
                                           Board of Directors of the Company
                                           may, but is not obligated to,
                                           increase the Base Salary prior to
                                           expiration of the Reduction Period
                                           if, in its sole discretion, it deems
                                           such to be reasonable and
                                           appropriate.

         2.      Cessation of
                 Reduction:                Notwithstanding anything to the
                                           contrary in Paragraph 1 above, the
                                           cash payment reduction described in
                                           said Paragraph 1 shall automatically
                                           cease, and thereafter the cash
                                           payment of the Employee's Base
                                           Salary shall return to the amount
                                           otherwise provided in the Employment
                                           Agreement without regard to this
                                           Amendment and notwithstanding that
                                           the Reduction Period may not have
                                           expired and the Deferred Payment
                                           shall become immediately due and
                                           payable upon


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                                       the occurrence of any of the following:
                                       (A) the acquisition by any person or
                                       entity, or by any group (as such
                                       term is used for purposes of Section
                                       13(d) of the Securities Exchange Act
                                       of 1934, as amended, and the rules,
                                       regulations, and forms thereunder,
                                       of 20% or more of the outstanding
                                       voting securities of the Company;
                                       (B) the approval by either the Board
                                       of Directors or the shareholders of
                                       the Company of any merger or other
                                       reorganization (as such term is
                                       defined in Section 181 of the
                                       California Corporations Code)
                                       involving the Company; (c)
                                       termination of Employee's employment
                                       under either paragraph 5(a)(3) or
                                       5(a)(4) (but, as concerns said
                                       paragraph 5(a)(4), only in the case
                                       of mental or physical disability or
                                       death as described in said paragraph
                                       5(a)(4) and in no other case); or
                                       (d) the filing of any petition by or
                                       against the Company under the United
                                       States Bankruptcy Code.

         3.      No Other
                 Changes: Except as expressly provided in this Amendment, the Employment Agreement shall remain in full force and effect, without any other change, amendment, or alteration.


         EXECUTED effective as of January 1, 1997 by the Company and Employee.

                                       The Company -- Voice Powered Technology
                                       International, Inc., a California
                                       corporation


                                       By:   Edward M. Krakauer
                                          ----------------------------
                                          Its:  President


                                       Employee --    /s/ Kenneth I. DeWitt
                                       an individual  ---------------------
                                                          Kenneth I. DeWitt





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